SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                   reported) September 24, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
       Servicing Agreement, dated as of September 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-16)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)


                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



             Registrant's telephone number, including
                     area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On September 24, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-16 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-16") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 26, 1998 as supplemented by the Prospectus Supplement dated September 22, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A1             $53,222,479.00
               Class A2              $6,750,000.00
               Class A3             $27,000,000.00
               Class A4                      (1)
               Class A5             $50,500,000.00
               Class A6            $106,500,000.00
               Class B1                $623,510.00
               Class B2                $623,510.00
               Class B3              $1,122,319.00
               Class B4                $374,106.00
               Class B5                $374,109.19
               Class M               $1,870,532.00
               Class PO                $443,527.37
               Class R                     $100.00
               Class RL                    $100.00
                                   ---------------
               Total :             $249,404,292.56


(1) Initial Notional Principle Balance of Class A4 is
    $50,500,000.00.

The initial Junior Percentage and initial Senior Percentage for Pool 1998-16 are approximately 2% and 98%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-16 as of the initial issuance of the Certificates are $100,000.00, $2,494,043.00 and $3,210,049.00, respectively, representing approximately .0400%, 1.0000%, and 1.2900%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of September 1, 1998 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-16

Pool 1998-16 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $249,404,292.56.

The interest rates (the "Mortgage Rates") borne by the 799 Mortgage Loans conveyed by GECMSI to Pool 1998-16 range from 6.1250% to 8.8750% and the weighted average Mortgage Rate as of the Cut-off Date is 7.0897% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-16 ranged from $18,000.00 to $1,000,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-16 is $312,145.55, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-16 is March 1993, and the latest scheduled


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maturity date of any such Mortgage Loan is September 2013. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-16 is 67.0578%.


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


The Mortgage Loans in Pool 1998-16 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1998-16:

                                    AGGREGATE              % OF
                                     BALANCES           POOL BY
 MORTGAGE         # OF                  AS OF         AGGREGATE
    RATES        LOANS           CUT-OFF DATE           BALANCE
 --------        -----           ------------         ---------
  6.1250%            2            $557,538.81           0.2235%
  6.2500%            2            $535,174.11           0.2146%
  6.3750%            2            $523,849.74           0.2100%
  6.5000%           12          $3,450,541.53           1.3835%
  6.6250%           28          $8,475,392.17           3.3983%
  6.7500%           60         $17,590,008.56           7.0528%
  6.8750%          137         $41,879,187.90          16.7917%
  7.0000%          139         $47,530,862.36          19.0579%
  7.1000%            2            $642,666.71           0.2577%
  7.1250%          125         $39,763,206.03          15.9433%
  7.2500%          134         $45,789,644.23          18.3596%
  7.3750%           68         $21,049,080.33           8.4397%
  7.5000%           36         $10,303,191.84           4.1311%
  7.6250%           18          $5,320,285.42           2.1332%
  7.7500%           12          $2,602,115.13           1.0433%
  7.8750%            8          $1,527,434.30           0.6124%
  8.0000%           11          $1,653,201.70           0.6629%
  8.3750%            1             $89,093.18           0.0357%
  8.5000%            1             $24,000.00           0.0096%
  8.8750%            1             $97,818.51           0.0392%
                 -----        ---------------         ---------
    Total          799        $249,404,292.56         100.0000%


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


b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-16 :


                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE           BAL.
    --------          -----        ------------        ---------
      $0 - 227,150      134      $15,873,547.39          6.3646%
$227,151 - 250,000       74      $17,785,890.16          7.1313%
$250,001 - 300,000      224      $61,433,243.89         24.6319%
$300,001 - 350,000      119      $38,484,192.82         15.4305%
$350,001 - 400,000      102      $38,360,289.74         15.3808%
$400,001 - 450,000       53      $22,311,512.86          8.9459%
$450,001 - 600,000       52      $26,481,772.25         10.6180%
$600,001 - 650,000       26      $16,366,600.02          6.5623%
$650,001 - 1,000,000 +   15      $12,307,243.43          4.9347%
                      -----     ---------------        ---------
            Total       799     $249,404,292.56        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-16 is
$990,683.06.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-16 is
$17,947.98.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage
   Loans in Pool 1998-16:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1993            1            $348,005.54           0.1395%
       1994            2            $637,042.73           0.2554%
       1996            4            $641,450.99           0.2572%
       1997           14          $4,055,514.39           1.6261%
       1998          778        $243,722,278.91          97.7218%
                   -----        ---------------         ---------
      Total          799        $249,404,292.56         100.0000%


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


d) The following table sets forth information, as of the Cut-off
   Date, with respect to the loan-to-value ratios of the Mortgage
   Loans at origination in Pool 1998-16:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------
00.000 - 50.00          96      $26,412,089.06         10.5901%
50.001 - 60.00         119      $44,882,689.28         17.9960%
60.001 - 70.00         185      $56,971,549.04         22.8431%
70.001 - 75.00         134      $42,121,277.60         16.8888%
75.001 - 80.00         229      $70,283,629.16         28.1805%
80.001 - 85.00           6       $1,458,565.31          0.5848%
85.001 - 90.00          19       $4,804,343.16          1.9263%
90.001 - 95.00          11       $2,470,149.95          0.9904%
                     -----     ---------------        ---------
     Total             799     $249,404,292.56        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-16:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
TYPE OF            # OF                  AS OF         AGGREGATE
DWELLING          LOANS           CUT-OFF DATE           BALANCE
--------          -----           ------------         ---------
Single-family
 detached           728        $230,617,643.38          92.4674%
Single-family
 attached            14          $3,673,759.77           1.4730%
Condominium          43         $12,204,099.59           4.8933%
2 - 4 Family
 Units               14          $2,908,789.82           1.1663%
                  -----        ---------------         ---------
Total               799        $249,404,292.56         100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-16:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
                    # OF                  AS OF         AGGREGATE
OCCUPANCY          LOANS           CUT-OFF DATE           BALANCE
---------          -----           ------------         ---------
Owner Occupied       750        $238,018,045.71          95.4347%
Vacation              37          $9,780,241.16           3.9214%
Investment            12          $1,606,005.69           0.6439%
                   -----        ---------------         ---------
Total                799        $249,404,292.56         100.0000%


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


g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1998-16:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  3          $1,105,215.23         0.4431%
Alaska                   1            $133,000.00         0.0533%
Arizona                  8          $2,021,393.53         0.8105%
Arkansas                 4            $693,452.21         0.2780%
California             338        $114,251,448.21        45.8099%
Colorado                18          $6,142,071.32         2.4627%
Connecticut             10          $3,054,195.61         1.2246%
District Of Columbia     2            $609,869.36         0.2445%
Florida                 38          $9,600,408.86         3.8493%
Georgia                 29          $9,001,448.04         3.6092%
Hawaii                   3            $538,506.59         0.2159%
Idaho                    1            $294,600.00         0.1181%
Illinois                16          $5,305,089.31         2.1271%
Indiana                  3            $845,644.58         0.3391%
Iowa                     2            $325,629.43         0.1306%
Kentucky                 1            $400,504.39         0.1606%
Louisiana                2            $284,812.42         0.1142%
Maine                    1            $363,191.30         0.1456%
Maryland                30          $9,459,028.72         3.7927%
Massachusetts           46         $13,900,665.90         5.5735%
Michigan                18          $5,001,758.49         2.0055%
Minnesota               10          $2,924,465.95         1.1726%
Mississippi              1             $76,021.08         0.0305%
Missouri                 6          $1,676,114.32         0.6720%
Montana                  1            $299,063.76         0.1199%
Nevada                   7          $2,490,275.48         0.9985%
New Hampshire            2            $400,696.11         0.1607%
New Jersey              33         $11,227,020.84         4.5015%
New Mexico               3            $551,755.92         0.2212%
New York                36         $10,050,613.81         4.0298%
North Carolina          12          $3,396,722.86         1.3619%
Ohio                    13          $4,305,020.46         1.7261%
Oregon                   6          $1,945,675.33         0.7801%
Pennsylvania            14          $3,789,856.39         1.5196%
Rhode Island             2            $350,883.14         0.1407%
South Carolina           4            $997,405.41         0.3999%
Tennessee                8          $3,249,197.29         1.3028%
Texas                   28          $7,855,057.29         3.1495%
Utah                     2            $473,756.24         0.1900%
Virginia                28          $7,512,056.86         3.0120%
Washington               6          $1,507,338.56         0.6044%


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


Wisconsin                3            $993,361.96         0.3983%
                     -----        ---------------       ---------
Total                  799        $249,404,292.56       100.0000%


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


h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-16:

                                   AGGREGATE              % OF
                                    BALANCES           POOL BY
 YEAR OF         # OF                  AS OF         AGGREGATE
MATURITY        LOANS           CUT-OFF DATE           BALANCE
--------        -----           ------------         ---------
    2008            9          $2,938,291.76           1.1781%
    2011            2            $219,790.84           0.0881%
    2012           13          $3,784,226.95           1.5173%
    2013          775        $242,461,983.01          97.2165%
                -----        ---------------         ---------
   Total          799        $249,404,292.56         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-16 calculated as of the Cutoff Date is 177 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1998-16:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
PURPOSE               # OF                AS OF         AGGREGATE
OF LOAN              LOANS         CUT-OFF DATE           BALANCE
-------              -----         ------------         ---------
Purchase               205       $59,880,985.16          24.0096%
Rate Term/Refinance    486      $156,337,392.62          62.6843%
Cash-out Refinance     108       $33,185,914.78          13.3061%
                     -----      ---------------         ---------
Total                  799      $249,404,292.56         100.0000%


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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

1.1 The Underwriting Agreement, dated as of June 22, 1995, and the related Terms Agreement, dated as of September 22, 1998, for certain of the Series 1998-16 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston


1.2 The Underwriting Agreement, dated as of March 21, 1996, and the related Terms Agreement, dated as of September 22, 1998, for certain of the Series 1998-16 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette.

4.1 The Pooling and Servicing Agreement for the Series 1998-16 Certificates, dated as of September 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.


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


                            SIGNATURES



           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:     /s/ Syed W. Ali
                                  -----------------------------
                                  Name:  Syed W. Ali
                                  Title:  Vice President



Dated as of September 24, 1998


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


                            SIGNATURES



           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:
                                  -----------------------------
                                  Name:  Syed W. Ali
                                  Title:  Vice President



Dated as of September 24, 1998


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


                          EXHIBIT INDEX




The exhibits are being filed herewith:


----------------------------------------------------------------
EXHIBIT NO.             DESCRIPTION                      PAGE
----------------------------------------------------------------

    1.1     The Underwriting Agreement, dated as
            of June 22, 1995, and the related Terms
            Agreement, dated as of September 22,
            1998, for certain of the Series 1998-16
            Certificates between GE Capital
            Mortgage Services, Inc.  and Credit
            Suisse First Boston.

    1.2     The Underwriting Agreement, dated as
            of March 21, 1996, and the related Terms
            Agreement, dated as of September 22,
            1998, for certain of the Series 1998-16
            Certificates between GE Capital
            Mortgage Services, Inc.  and Donaldson,
            Lufkin & Jenrette.

    4.1     The Pooling and Servicing Agreement
            for the Series 1998-16 Certificates, dated
            as of September 1, 1998, between GE
            Capital Mortgage Services, Inc., as seller
            and servicer, and State Street Bank and
            Trust Company, as trustee.
----------------------------------------------------------------


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